SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2002

TIME WARNER TELECOM INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30218	84-1500624
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

10475 Park Meadows Drive Littleton, Colorado 80124
(Address of principal executive offices) (Zip code)

(303) 566-1000
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure.

On October 28, 2002 Time Warner Telecom Inc. issued a press release announcing an amendment to its credit agreement. A copy of the press release is included herein as Exhibit 99.1 and is incorporated by reference into this Item 5. A copy of the First Amendment to Credit Agreement is included as Exhibit 10.1

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1
First Amendment dated as of October 25, 2002 to Credit Agreement among Time Warner Telecom Inc., Time Warner Telecom Holdings Inc., the several banks and other financial institutions or entities parties thereto on the date hereof, the documentation agent named therein, the co-syndication agents named therein, and JPMorgan Chase Bank, as administrative agent.

Exhibit 99.1	Press Release dated October 28, 2002 of Time Warner Telecom Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TIME WARNER TELECOM INC.

By:	/s/ TINA DAVIS
Tina Davis Vice President and Deputy General Counsel

Dated:  October 28, 2002

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1
First Amendment dated as of October 25, 2002 to Credit Agreement among Time Warner Telecom Inc., Time Warner Telecom Holdings Inc., the several banks and other financial institutions or entities parties thereto on the date hereof, the documentation agent named therein, the co-syndication agents named therein, and JPMorgan Chase Bank, as administrative agent.

Exhibit 99.1	Press Release dated October 28, 2002 of Time Warner Telecom Inc.